SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: November 2, 2004

INNKEEPERS USA TRUST

(Exact name of registrant as specified in its charter)

Maryland	0-24568	65-0503831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

306 Royal Poinciana Way

Palm Beach, Florida 33480

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (561) 835-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 2, 2004, the Company issued a press release announcing its financial results for the quarter and nine months ended September 30, 2004. A copy of this press release is furnished as Exhibit 99.1 to this report.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1 Press release of Innkeepers USA Trust dated November 2, 2004, reporting financial results for the three and nine months ended September 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNKEEPERS USA TRUST
(Registrant)

Date: November 2, 2004	By:	/s/ David Bulger
David Bulger
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release of Innkeepers USA Trust dated November 2, 2004, reporting financial results for the three and nine months ended September 30, 2004.